Phoenix Investment Partners



                                   ANNUAL REPORT



                                                              DECEMBER 31, 1999



     OAKHURST



                                            Phoenix-Oakhurst
                                            Strategic Allocation
                                            Fund, Inc.





[Logo] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the Phoenix-Oakhurst Strategic Allocation Fund, Inc. for the 12 months ended December 31, 1999. On the following pages, your Fund's portfolio management team reviews market events over the last year and discusses their investment strategy. We hope you find their comments informative.

  With the new year just beginning, this may be a good time to review a few "basics of investing."

  REMAIN FOCUSED ON YOUR LONG-TERM INVESTMENT STRATEGY. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your financial goals.

  DIVERSIFY YOUR PORTFOLIO. Spreading your investments among different asset classes and investment styles helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

  TAKE ADVANTAGE OF DOLLAR-COST AVERAGING. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy less. Periodic investment plans do not assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

  Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial representative can provide the insight and wisdom to help keep you on track to meet your investment goals.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

JANUARY 6, 2000

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Oakhurst Strategic Allocation Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE EQUITY MARKETS OVER THE LAST 12
MONTHS?

A: From December 31, 1998 to December 31, 1999, the market represented by the large-cap S&P 500 Index(1) returned a total of 21.14%. This represented the fifth year in a row that the S&P 500 had returned 20% or more. With the global economy recovering in a low inflationary environment, corporate earnings accelerated at the same time market valuations expanded.

    Technology and basic material stocks led market performance during the past year. Technology issues were propelled by the strength in the semiconductor industry as demand finally caught up with supply due to a dramatic cutback of capacity spending during 1998. The build-out of Internet infrastructures accelerated the growth rate of many vendors of communication chips, networking equipment, and computer servers. With the increasing number of corporations and consumers populating the World Wide Web, a new class of software tools also emerged. Web authoring, web-content management, and enterprise procurement management are just a few examples. All of these contributed to the great technology rally of 1999.

    The surge in basic material stocks started earlier in 1999. As the Asian economic crisis abated, there was great optimism that demand for basic commodities would stabilize. The OPEC meeting in February rallied the price of crude oil. The numerous unplanned outages at various chemical plants caused commodity chemical prices to increase. The protectionism measures contemplated by Congress curbed steel imports. The strength in the domestic housing market made forest products scarce. These factors led to increasing earnings forecasts for many paper, chemical, steel and oil companies. From January through May, basic material stocks dramatically outperformed the S&P 500 Index.

    On the negative side, consumer non-cyclical and health-care stocks underperformed the market all year. Consumer stocks were hampered by earnings disappointments from market leaders like Coke and Gillette. Many food producers also failed to meet growth expectations. The drug stocks were slowed by lingering talk of a Medicare-sponsored prescription benefit plan that may lower the overall cost of medicine. In addition, major pharmaceutical companies must also deal with the soon-to-come patent expiration of many blockbuster drugs.

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
2

Q: CAN YOU PROVIDE US WITH A BRIEF OVERVIEW OF THE BOND MARKET DURING THIS
PERIOD?

A: At the time of this writing, the bond market is definitely not a repeat of last year. We saw Russia default, hedge funds unwind around the world, a global liquidity crisis erupt, and a Fed response of lowering interest rates. Now we are experiencing a record supply of issues in non-Treasury sectors, a reduced role for Wall Street as a market liquidity provider, and a Fed bias toward higher rates. The "flight to quality" environment has reversed itself, and for most of this reporting period, higher yielding sectors were the best performing.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: For the 12 months ended December 31, 1999, Class A shares returned 10.97% and Class B shares returned 10.14% compared with a return of 11.55% for a composite benchmark index comprised of 55% of the return of the S&P 500 Index, 35% of the return for the Lehman Brothers Aggregate Index(2), and 10% of the return for the Salomon Brothers 90-day T-bill(3). The Fund's return at NAV outperformed Lipper Inc.'s flexible portfolio index return of 9.83%, according to Lipper, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    The equity portion of the Phoenix-Oakhurst Strategic Allocation Fund held a great deal of media stocks. Issues such as Clear Channel Communications, CBS, AMFM Inc., Liberty Media and Hughes Electronics all had significantly above-market returns and contributed greatly to portfolio performance. In the new age of digital media, these companies either control great distribution or possess great content and have seen their values rise greatly. The Fund also was helped by holdings in Microsoft, IBM, America Online, Cisco, Sun Microsystems and Tellabs. These technology companies are deriving great benefit from the increasing popularity of the Internet.

    The Fund was also favorably exposed to several leading specialty retail stocks, including Home Depot, Wal-Mart Stores and Tandy. Home Depot and Wal-Mart have increased their dominance in the retail sector, exerting greater influence on their suppliers and reaping significant benefit from the record high consumer confidence. Tandy, through the ownership of RadioShack, served as an outlet for wireless subscription plans, earning great profit in the process. Selected financial service stocks also performed well. The portfolio held large positions in Morgan Stanley, Citigroup, and American International Group, which all appreciated greatly during the year.

    The bond portion of the Fund also performed well during this period, with higher-yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with the best relative values, and while this hurt performance last year, this has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.

Q: WHAT IS YOUR OUTLOOK?

A: We believe the outlook for corporate profits has never been better. The global economic recovery has brightened the earnings picture of many

(2) THE LEHMAN BROTHERS AGGREGATE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE SALOMON BROTHERS 90-DAY T-BILL IS A COMMONLY USED MEASURE OF SHORT-TERM DEBT TOTAL RETURN PERFORMANCE.

cyclical industries, including energy, paper, aluminum and chemicals. With consumers' rapid acceptance of the Internet, the build-out of broadband and wireless infrastructure has been accelerated. This should ensure another year of buoyant profits for leading networking and computer companies. The global semiconductor industry is also in the early stages of a multiyear up-cycle. Demand for leading-edge process exceeds available supply. With both margins and pricing strong, the semiconductor industry should post strong profitability.

    A strong global economy naturally brings fear of inflationary pressure. It is now the consensus view that the Federal Reserve will be raising interest rates during 2000. Given already high equity valuations today, rising interest rates will limit further multiple expansion. However, a strong profit outlook should also mitigate any downside to equity prices.

    We also believe the outlook for the fixed-income markets is very favorable for the long term. Real yields remain attractive by historical standards, and all spread sectors now offer excellent value relative to long-term averages. Our current focus is on Europe to take advantage of inefficiencies we are finding there.

                                                                JANUARY 10, 2000

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                              INCEPTION    INCEPTION
                                1 YEAR   5 YEARS   10 YEARS  TO 12/31/99     DATE
                                -------  --------  --------  -----------  -----------
Class A Shares at NAV(2)         10.97%    15.70%    12.75%         --            --
Class A Shares at POP(3)          5.70     14.58     12.20          --            --
Class B Shares at NAV(2)         10.14     14.83        --       14.23%     10/24/94
Class B Shares with CDSC(4)       6.14     14.83        --       14.23      10/24/94
Lipper Analytical Services
  Flexible Portfolio Index(6)     9.83     16.47     12.28       15.48      10/31/94
Balanced Benchmark(7)            11.55     18.82     13.34       17.92      10/31/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(6) The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category; the 5 and 10 year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.
(7) The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         PHOENIX-OAKHURST      BALANCED    LIPPER ANALYTICAL
       STRATEGIC ALLOCATION  BENCHMARK(7)  SERVICES FLEXIBLE
         FUND CLASS A(5)                   PORTFOLIO INDEX(6)
12/89                 9,525        10,000              10,000
90                    9,949        10,230              10,094
91                   12,796        12,580              12,817
92                   14,117        13,490              13,544
93                   15,598        14,737              15,270
94                   15,246        14,765              14,862
95                   18,026        18,786              18,369
96                   19,610        21,479              20,950
97                   23,665        26,193              24,885
98                   28,490        31,345              29,003
99                   31,615        34,966              31,855

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              29%
Financials              17%
Consumer Staples        14%
Consumer Cyclicals       9%
Health-Care              8%
Communication Services   8%
Capital Goods            7%
Other                    8%

                       See Notes to Financial Statements                       5

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

 TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  Microsoft Corp.                                                3.6%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    2.  Cisco Systems, Inc.                                            3.3%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
    3.  Intel Corp.                                                    2.5%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    4.  General Electric Co.                                           2.5%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
    5.  Morgan Stanley Dean Witter & Co.                               2.3%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
    6.  AT&T Corp.-Liberty Media Group Class A                         2.3%
        PRODUCES CABLE TV PROGRAMS
    7.  Wal-Mart Stores, Inc.                                          2.3%
        ONE OF THE LARGEST U.S. DISCOUNT RETAILERS
    8.  Citigroup, Inc.                                                2.0%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
    9.  International Business Machines Corp.                          2.0%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
   10.  Home Depot, Inc. (The)                                         1.9%
        LEADING HOME IMPROVEMENT RETAILER

                        INVESTMENTS AT DECEMBER 31, 1999

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
U.S. GOVERNMENT SECURITIES--14.2%
U.S. TREASURY BONDS--2.9%
U.S. Treasury Bonds 6.125%, 11/15/27....      AAA       $  1,250  $           1,163,365

U.S. Treasury Bonds 5.25%, 2/15/29......      AAA            515                426,344
U.S. Treasury Bonds 6.125%, 8/15/29.....      AAA          8,000              7,622,281
                                                                  ---------------------
                                                                              9,211,990
                                                                  ---------------------

U.S. TREASURY NOTES--11.3%
U.S. Treasury Notes 5.50%, 2/29/00......      AAA            500                500,220
U.S. Treasury Notes 5%, 2/28/01.........      AAA          7,000              6,912,392
U.S. Treasury Notes 6.25%, 6/30/02......      AAA             30                 29,979
U.S. Treasury Notes 5.50%, 1/31/03......      AAA          5,000              4,883,996
U.S. Treasury Notes 5.75%, 4/30/03......      AAA          1,250              1,226,980
U.S. Treasury Notes 5.25%, 8/15/03......      AAA          1,203              1,159,615
U.S. Treasury Notes 4.25%, 11/15/03.....      AAA         10,000              9,286,219
U.S. Treasury Notes 4.75%, 2/15/04......      AAA          7,250              6,833,125
U.S. Treasury Notes 5.25%, 5/15/04......      AAA            500                478,776
U.S. Treasury Notes 5.875%, 11/15/04....      AAA            450                441,032
U.S. Treasury Notes 5.50%, 2/15/08......      AAA          2,275              2,130,272
U.S. Treasury Notes 5.625%, 5/15/08.....      AAA          1,100              1,034,469
U.S. Treasury Notes 6%, 8/15/09.........      AAA          1,240              1,201,308
                                                                  ---------------------
                                                                             36,118,383
                                                                  ---------------------
---------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $47,435,852)                                                45,330,373
---------------------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
AGENCY MORTGAGE-BACKED SECURITIES--0.2%

GNMA 6.50%, 6/15/28.....................      AAA       $    538  $             504,892
---------------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $534,916)                                                      504,892
---------------------------------------------------------------------------------------
AGENCY NON-MORTGAGE-BACKED
SECURITIES--1.8%

Fannie Mae 6.625%, 9/15/09..............      AAA          5,990              5,825,275
---------------------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $5,982,536)                                                  5,825,275
---------------------------------------------------------------------------------------
MUNICIPAL BONDS--5.0%

CALIFORNIA--1.9%
Kern County Pension Obligation Revenue
Taxable 7.26%, 8/15/14..................      AAA          1,700              1,615,000

Long Beach Pension Obligation Taxable
6.87%, 9/1/06...........................      AAA            950                921,500

Los Angeles County Metropolitan
Transportation Authority Revenue Taxable
Series C 5.0%, 07/01/23.................      AAA          1,000                866,250

San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08...........      AAA            455                436,231

6                      See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
CALIFORNIA--CONTINUED
San Bernardino County Pension Obligation
Revenue Taxable 6.94%, 8/1/09...........      AAA       $  1,240  $           1,185,750

Ventura County Pension Obligation
Taxable 6.54%, 11/1/05..................      AAA          1,100              1,057,375
                                                                  ---------------------
                                                                              6,082,106
                                                                  ---------------------

FLORIDA--1.9%
Miami Beach Special Obligation Revenue
Taxable 8.60%, 9/1/21...................      AAA          3,600              3,771,000

Tampa Solid Waste System Revenue Taxable
Series A 6.23%, 10/1/05.................      AAA          1,800              1,685,250

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(e).......      AAA            595                558,556
                                                                  ---------------------
                                                                              6,014,806
                                                                  ---------------------

MASSACHUSETTS--0.3%
Massachusetts State Turnpike Authority
Metropolitan Highway System Revenue
Series A 5%, 1/1/39.....................      AAA          1,000                813,750

NEW YORK--0.6%
New York City Municipal Water Finance
Authority Water & Sewer System Revenue
Series B 5%, 6/15/29....................      AAA          1,000                832,500

New York State Dormitory Authority
Revenue Taxable 6.90%, 4/1/03...........       A-            600                590,250

New York State Environmental Facilities
Corp. Revenue Taxable 6.70%, 3/15/08....      AAA            600                570,000
                                                                  ---------------------
                                                                              1,992,750
                                                                  ---------------------

PENNSYLVANIA--0.3%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A 5.79%,
4/15/09.................................      AAA          1,175              1,035,469
---------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $16,777,895)                                                15,938,881
---------------------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
ASSET-BACKED SECURITIES--3.0%
AESOP Funding II LLC 97-1A, A2 6.40%,
10/20/03(f).............................      AAA       $  1,600  $           1,572,345

AESOP Funding II LLC 98-1, A 6.14%,
5/20/06(f)..............................      AAA          1,000                954,471

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................       A+            600                591,654

Discover Card Master Trust I 98-7, A
5.60%, 5/16/06..........................      AAA          1,500              1,428,750

Ford Credit Auto Owner Trust 99-B, A4
5.80%, 6/15/02..........................      AAA            500                494,668

Green Tree Financial Corp. 96-2, M1
7.60%, 4/15/27..........................      AA-          1,150              1,113,328

Honda Auto Lease Trust 99-A, A5 6.65%,
7/15/05.................................      AAA          1,500              1,489,687

Nations Bank Auto Owner Trust 96-A, B2
6.875%, 5/15/03.........................       A             500                500,625

Premier Auto Trust 97-2, B 6.53%,
12/6/03.................................       AA          1,000                988,575

Premier Auto Trust 98-3, B 6.14%,
9/8/04..................................       A+            500                491,043
                                                                  ---------------------
                                                                              9,625,146
                                                                  ---------------------
---------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $9,766,487)                                                  9,625,146
---------------------------------------------------------------------------------------
CORPORATE BONDS--2.1%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
Charter Communications Holdings LLC
8.625%, 4/1/09..........................       B+            450                417,375

BUILDING MATERIALS--0.1%
Nortek, Inc. 9.125%, 9/1/07.............       B+            400                388,000

COMPUTERS (SOFTWARE & SERVICES)--0.1%
Computer Associates International, Inc.
Series B 6.375%, 4/15/05................      BBB+           435                402,375

ENTERTAINMENT--0.5%
Capitol Records, Inc. 144A 8.375%
8/15/09(d)..............................      BBB+         1,600              1,534,000

                       See Notes to Financial Statements                       7

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.2%
Tenet Healthcare Corp. 8%, 1/15/05......      BB+       $    600  $             579,000

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
Boston Scientific Corp. 6.625%,
3/15/05.................................      BBB            515                475,087

INSURANCE (MULTI-LINE)--0.1%
Willis Corroon Corp. 9%, 2/1/09.........       B+            425                354,875

METALS MINING--0.1%
Level 3 Communications, Inc. 9.125%,
5/1/08..................................       B             350                330,750

PAPER & FOREST PRODUCTS--0.1%
Buckeye Technologies, Inc. 9.25%,
9/15/08.................................      BB-            350                357,438

RETAIL (FOOD CHAINS)--0.2%
Fred Meyer, Inc. 7.45%, 3/1/08..........      BBB-           525                511,219

TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
Nextlink Communications, Inc. 10.75%,
11/15/08................................       B             590                613,600

TEXTILES (APPAREL)--0.1%
Collins & Aikman Corp. 11.50%,
4/15/06.................................       B             400                396,000

TRUCKS & PARTS--0.1%
Cummins Engine Co., Inc. 6.45%,
3/1/05..................................      BBB+           240                223,800
---------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $6,969,624)                                                  6,583,519
---------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--4.5%

CS First Boston Mortgage Securities
Corp. 97-C2, A3 6.55%, 11/17/07.........      AAA          2,750              2,602,187

DLJ Commercial Mortgage Corp. 99-CG1,
A1B 6.46%, 1/10/09......................     Aaa(c)        2,000              1,862,500
DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31.....................     Aaa(c)        2,550              2,347,594

First Union - Lehman Brothers Commercial
Mortgage 97-C1, B 7.43%, 4/18/07........     Aa(c)           600                584,048
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------

First Union Commercial Mortgage Trust
99-C1, A2 6.07%, 10/15/08...............      AAA       $  2,000  $           1,823,828

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26.................       AA            240                232,789

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08..............      AAA          2,000              1,821,743

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07.................................      AA+            725                689,152

Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05................................       AA            325                323,642

Residential Funding Mortgage Securities
I 96-S1, A11 7.10%, 1/25/26.............      AAA          1,500              1,431,562

Residential Funding Mortgage Securities
I 96-S4, M1 7.25%, 2/25/26..............       AA            477                456,973
---------------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $14,951,124)                                                14,176,018
---------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--5.4%

BULGARIA--0.7%
Repulic of Bulgaria IAB Series PDI
6.50%, 07/28/11(e)......................      B(c)         1,750              1,384,688

Republic of Bulgaria FLIRB Bearer Series
A 2.75%, 7/28/12(e).....................      B(c)         1,380                997,050
                                                                  ---------------------
                                                                              2,381,738
                                                                  ---------------------

COLOMBIA--0.4%
Republic of Colombia 10.875%, 3/9/04....      BB+            750                770,625

Republic of Colombia 9.75%, 4/23/09.....      BB+            500                467,500
                                                                  ---------------------
                                                                              1,238,125
                                                                  ---------------------

COSTA RICA--0.4%
Republic of Costa Rica 144A 9.335%,
5/15/09(d)..............................       BB          1,190              1,210,825

CROATIA--0.3%
Croatia Series B 6.50%, 7/31/06(e)......      BBB-           550                506,964

8                      See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
CROATIA--CONTINUED
Croatia Series A 6.50%, 7/31/10(e)......      BBB-      $    655  $             560,025
                                                                  ---------------------
                                                                              1,066,989
                                                                  ---------------------
EL SALVADOR--0.4%
Republic of El Salvador 144A 9.50%,
8/15/06(d)..............................      BB+          1,300              1,290,250

MEXICO--1.1%
United Mexican States Global Bond
11.375%, 9/15/16........................       BB          1,000              1,135,000
United Mexican States Global Bond
11.50%, 5/15/26.........................       BB          2,000              2,392,500
                                                                  ---------------------
                                                                              3,527,500
                                                                  ---------------------

PANAMA--0.2%
Republic of Panama 9.375%, 4/1/29.......      BB+            500                476,875

PHILIPPINES--0.5%
Republic of Philippines 8.875%,
4/15/08.................................      BB+          1,500              1,471,875

Republic of Philippines 9.875%,
1/15/19.................................      BB+            125                123,906
                                                                  ---------------------
                                                                              1,595,781
                                                                  ---------------------
POLAND--0.8%
Poland Bearer PDI 6%, 10/27/14(e).......      BBB          2,970              2,635,875

SOUTH KOREA--0.4%
Republic of Korea 8.875%, 4/15/08.......      BBB          1,235              1,306,013

TURKEY--0.2%
Republic of Turkey 12.375%, 6/15/09.....       B             500                539,375
---------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $16,696,500)                                                17,269,346
---------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--0.5%
ARGENTINA--0.0%
Compania de Radiocomunicaciones Moviles
SA 144A 9.25%, 5/8/08(d)................      BBB-           200                174,000

CHILE--0.2%
Compania Sud Americana de Vapores SA
RegS 7.375%, 12/8/03....................      BBB            200                192,726
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
CHILE--CONTINUED

Petropower I Funding Trust 144A 7.36%,
2/15/14(d)..............................      BBB       $    478  $             425,502
                                                                  ---------------------
                                                                                618,228
                                                                  ---------------------

LUXEMBOURG--0.2%
Tyco International Group SA 6.375%,
6/15/05.................................       A-            750                699,375

POLAND--0.1%
TPSA Finance BV 144A 7.75%,
12/10/08(d).............................      BBB            240                223,800
---------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,859,986)                                                  1,715,403
---------------------------------------------------------------------------------------

                                                         SHARES
                                                        --------
COMMON STOCKS--55.4%

BANKS (MAJOR REGIONAL)--0.3%
Mellon Financial Corp...................                  29,000                987,812

BANKS (MONEY CENTER)--2.9%
Bank of America Corp....................                  73,493              3,688,406
Wells Fargo Co..........................                 140,600              5,685,512
                                                                  ---------------------
                                                                              9,373,918
                                                                  ---------------------

BEVERAGES (NON-ALCOHOLIC)--1.0%
PepsiCo, Inc............................                  90,000              3,172,500

BROADCASTING (TELEVISION, RADIO & CABLE)--4.6%
AMFM, Inc.(b)...........................                  36,100              2,824,825
AT&T Corp.-Liberty Media Group Class
A(b)....................................                 128,000              7,264,000

CBS Corp.(b)............................                  43,200              2,762,100
Clear Channel Communications, Inc.(b)...                  19,000              1,695,750
                                                                  ---------------------
                                                                             14,546,675
                                                                  ---------------------

COMMUNICATIONS EQUIPMENT--2.1%
General Motors Corp. Class H(b).........                  19,800              1,900,800
Motorola, Inc...........................                  12,000              1,767,000
Tellabs, Inc.(b)........................                  46,000              2,952,625
                                                                  ---------------------
                                                                              6,620,425
                                                                  ---------------------

COMPUTERS (HARDWARE)--4.7%
Dell Computer Corp.(b)..................                  75,900              3,870,900
International Business Machines Corp....                  58,000              6,264,000

                       See Notes to Financial Statements                       9

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                                                         SHARES           VALUE
                                                        --------  ---------------------
COMPUTERS (HARDWARE)--CONTINUED
Sun Microsystems, Inc.(b)...............                  61,000  $           4,723,688
                                                                  ---------------------
                                                                             14,858,588
                                                                  ---------------------
COMPUTERS (NETWORKING)--3.3%
Cisco Systems, Inc.(b)..................                  97,000             10,391,125

COMPUTERS (SOFTWARE & SERVICES)--4.8%
America Online, Inc.(b).................                  48,800              3,681,350
Microsoft Corp.(b)......................                  98,400             11,488,200
                                                                  ---------------------
                                                                             15,169,550
                                                                  ---------------------

CONSUMER FINANCE--0.3%
Capital One Financial Corp..............                  21,600              1,040,850

DISTRIBUTORS (FOOD & HEALTH)--0.6%
Cardinal Health, Inc....................                  40,400              1,934,150
ELECTRIC COMPANIES--0.3%
Duke Energy Corp........................                  17,000                852,125

ELECTRICAL EQUIPMENT--2.5%
General Electric Co.....................                  51,900              8,031,525

ELECTRONICS (INSTRUMENTATION)--0.3%
Waters Corp.(b).........................                  20,000              1,060,000

ELECTRONICS (SEMICONDUCTORS)--2.5%
Intel Corp..............................                  98,500              8,107,781
FINANCIAL (DIVERSIFIED)--4.9%
Citigroup, Inc..........................                 116,925              6,496,645
Freddie Mac.............................                  40,800              1,920,150
Morgan Stanley Dean Witter & Co.........                  51,700              7,380,175
                                                                  ---------------------
                                                                             15,796,970
                                                                  ---------------------

HEALTH CARE (DIVERSIFIED)--1.3%
Bristol-Myers Squibb Co.................                  66,800              4,287,725

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.7%
Pfizer, Inc.............................                  78,700              2,552,831
Schering-Plough Corp....................                  70,300              2,965,781
                                                                  ---------------------
                                                                              5,518,612
                                                                  ---------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
Bard (C.R.), Inc........................                  21,000              1,113,000
Baxter International, Inc...............                  42,100              2,644,406
                                                                  ---------------------
                                                                              3,757,406
                                                                  ---------------------

HOUSEHOLD PRODUCTS (NON-DURABLE)--1.9%
Fort James Corp.........................                   9,700                265,538
                                                         SHARES           VALUE
                                                        --------  ---------------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--CONTINUED
Kimberly-Clark Corp.....................                  10,800  $             704,700
Procter & Gamble Co. (The)..............                  45,200              4,952,225
                                                                  ---------------------
                                                                              5,922,463
                                                                  ---------------------

INSURANCE (MULTI-LINE)--1.5%
American International Group, Inc.......                  44,250              4,784,531

LODGING-HOTELS--0.7%
Carnival Corp...........................                  45,300              2,165,906

MANUFACTURING (DIVERSIFIED)--1.6%
Tyco International Ltd..................                 134,800              5,240,350

OIL & GAS (DRILLING & EQUIPMENT)--0.9%
Halliburton Co..........................                  25,500              1,026,375
Schlumberger Ltd........................                  16,800                945,000
Transocean Offshore Inc.................                  23,252                783,318
                                                                  ---------------------
                                                                              2,754,693
                                                                  ---------------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.3%
Anadarko Petroleum Corp.................                  30,000              1,023,750

OIL (DOMESTIC INTEGRATED)--0.6%
Conoco, Inc. Class A....................                  79,600              1,970,100

PAPER & FOREST PRODUCTS--0.2%
Georgia-Pacific Group...................                   3,700                187,775
International Paper Co..................                   9,400                530,513
                                                                  ---------------------
                                                                                718,288
                                                                  ---------------------

RETAIL (BUILDING SUPPLIES)--1.9%
Home Depot, Inc. (The)..................                  90,600              6,211,763

RETAIL (FOOD CHAINS)--0.3%
Safeway, Inc.(b)........................                  26,400                938,850

RETAIL (GENERAL MERCHANDISE)--2.3%
Wal-Mart Stores, Inc....................                 104,400              7,216,650

RETAIL (SPECIALTY)--0.4%
Staples, Inc.(b)........................                  58,875              1,221,656

TELECOMMUNICATIONS (LONG DISTANCE)--2.5%
AT&T Corp...............................                  91,966              4,667,275
MCI WorldCom, Inc.(b)...................                  65,103              3,454,553
                                                                  ---------------------
                                                                              8,121,828
                                                                  ---------------------

TELEPHONE--0.9%
SBC Communications, Inc.................                  59,200              2,886,000

10                     See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.


                                                         SHARES           VALUE
                                                        --------  ---------------------
TEXTILES (APPAREL)--0.1%
Tommy Hilfiger Corp.(b).................                  11,000  $             256,438
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $113,726,491)                                              176,941,003
---------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--3.6%

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.5%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)............................                  54,800              1,616,600
OIL (INTERNATIONAL INTEGRATED)--1.9%
BP Amoco PLC Sponsored ADR (United
Kingdom)................................                 100,706              5,973,125
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.2%
Vodafone AirTouch PLC Sponsored ADR
(United Kingdom)........................                  80,500              3,984,750
---------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,532,932)                                                 11,574,475
---------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--1.2%
S&P 500 Depository Receipts.............                  26,400              3,877,500
---------------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $3,468,207)                                                  3,877,500
---------------------------------------------------------------------------------------
WARRANTS--0.0%

FOREIGN GOVERNMENT--0.0%
Republic of Argentina Warrants(b).......                     755                  1,604
---------------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                              1,604
---------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.9%
(IDENTIFIED COST $245,702,550)                                              309,363,435
---------------------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
SHORT-TERM OBLIGATIONS--2.7%

COMMERCIAL PAPER--1.9%
American Home Products Corp. 4.50%,
1/3/00..................................      A-1+      $  1,275  $           1,274,681

Anheuser Busch Cos., Inc. 4.50%,
1/3/00..................................      A-1+         4,075              4,073,981

Receivables Capital Corp. 6%, 1/10/00...      A-1+           620                619,070
                                                                  ---------------------
                                                                              5,967,732
                                                                  ---------------------

FEDERAL AGENCY SECURITIES--0.8%
FMC 5.54%, 2/24/00......................                   2,500              2,479,225
---------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $8,446,957)                                                  8,446,957
---------------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $254,149,507)                                              317,810,392(a)
Cash and receivables, less liabilities--0.4%                                  1,433,391
                                                                  ---------------------
NET ASSETS--100.0%                                                $         319,243,783
                                                                  =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $70,038,922 and gross depreciation of $7,190,146 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purpose was $254,961,616.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $4,858,377 or 1.5% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  Private placement.

                       See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $254,149,507)                              $  317,810,392
Cash                                                                   6,424
Short-term investments held as collateral for loaned
  securities                                                       1,644,000
Receivables
  Interest and dividends                                           2,078,235
  Fund shares sold                                                    62,405
  Investment securities sold                                             531
Prepaid expenses                                                       5,038
                                                              --------------
    Total assets                                                 321,607,025
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                  1,644,000
  Fund shares repurchased                                            216,244
  Investment advisory fee                                            175,274
  Transfer agent fee                                                  87,972
  Distribution fee                                                    75,085
  Financial agent fee                                                 22,963
  Trustees' fee                                                        9,455
Accrued expenses                                                     132,249
                                                              --------------
    Total liabilities                                              2,363,242
                                                              --------------
NET ASSETS                                                    $  319,243,783
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of common stock                     $  253,477,436
Undistributed net investment income                                   42,206
Accumulated net realized gain                                      2,063,256
Net unrealized appreciation                                       63,660,885
                                                              --------------
NET ASSETS                                                    $  319,243,783
                                                              ==============
CLASS A
Shares of common stock, $1 par value,
  50,000,000 shares authorized (Net Assets $307,130,235)          17,492,092
Net asset value per share                                             $17.56
Offering price per share $17.56/(1-4.75%)                             $18.44

CLASS B
Shares of common stock, $1 par value,
  50,000,000 shares authorized (Net Assets $12,113,548)              697,923
Net asset value and offering price per share                          $17.36

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $   7,897,311
Dividends                                                         1,477,647
Security lending                                                     74,990
Foreign taxes withheld                                              (14,420)
                                                              -------------
    Total investment income                                       9,435,528
                                                              -------------
EXPENSES
Investment advisory fee                                           2,080,156
Distribution fee, Class A                                           770,315
Distribution fee, Class B                                           118,978
Financial agent fee                                                 252,080
Transfer agent                                                      439,900
Printing                                                            113,929
Custodian                                                            49,523
Registration                                                         30,914
Professional                                                         28,148
Trustees                                                             16,445
Miscellaneous                                                        13,220
                                                              -------------
    Total expenses                                                3,913,608
    Custodian fees paid indirectly                                   (5,355)
                                                              -------------
    Net expenses                                                  3,908,253
                                                              -------------
NET INVESTMENT INCOME                                             5,527,275
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  17,640,962
Net change in unrealized appreciation (depreciation) on
  investments                                                     9,726,722
                                                              -------------
NET GAIN ON INVESTMENTS                                          27,367,684
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  32,894,959
                                                              =============

12                     See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  5,527,275  $  4,664,553
  Net realized gain (loss)                  17,640,962    16,549,036
  Net change in unrealized appreciation
    (depreciation)                           9,726,722    37,970,099
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               32,894,959    59,183,688
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (5,970,351)   (4,386,234)
  Net investment income, Class B              (162,442)      (82,422)
  Net realized gains, Class A              (15,905,859)  (21,922,429)
  Net realized gains, Class B                 (633,776)     (803,938)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (22,672,428)  (27,195,023)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (295,140
    and 1,803,964 shares, respectively)      5,133,893    29,452,632
  Net asset value of shares issued from
    reinvestment of distributions
    (1,109,473 and 1,395,511 shares,
    respectively)                           19,126,265    22,778,819
  Cost of shares repurchased (2,635,481
    and 4,476,479 shares, respectively)    (45,843,205)  (72,799,537)
                                          ------------  ------------
Total                                      (21,583,047)  (20,568,086)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (102,439
    and 83,659 shares, respectively)         1,753,996     1,329,444
  Net asset value of shares issued from
    reinvestment of distributions
    (41,804 and 50,302 shares,
    respectively)                              712,883       813,797
  Cost of shares repurchased (138,332
    and 156,318 shares, respectively)       (2,381,916)   (2,499,565)
                                          ------------  ------------
Total                                           84,963      (356,324)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                (21,498,084)  (20,924,410)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (11,275,553)   11,064,255
NET ASSETS
  Beginning of period                      330,519,336   319,455,081
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $42,206 AND $641,746, RESPECTIVELY]   $319,243,783  $330,519,336
                                          ============  ============

                       See Notes to Financial Statements                      13

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS A
                                       -------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------
                                            1999          1998          1997        1996        1995
Net asset value, beginning of period      $17.03     $   15.43     $   15.52   $   15.98   $   14.82
INCOME FROM INVESTMENT OPERATIONS(3)
  Net investment income (loss)              0.32          0.25          0.30        0.31        0.45
  Net realized and unrealized gain
    (loss)                                  1.51          2.80          2.81        1.10        2.22
                                       ---------     ---------     ---------   ---------   ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                          1.83          3.05          3.11        1.41        2.67
                                       ---------     ---------     ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.35)        (0.24)        (0.30)      (0.29)      (0.52)
  Dividends from net realized gains        (0.95)        (1.21)        (2.90)      (1.58)      (0.99)
                                       ---------     ---------     ---------   ---------   ---------
      TOTAL DISTRIBUTIONS                  (1.30)        (1.45)        (3.20)      (1.87)      (1.51)
                                       ---------     ---------     ---------   ---------   ---------
Change in net asset value                   0.53          1.60         (0.09)      (0.46)       1.16
                                       ---------     ---------     ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD            $17.56     $   17.03     $   15.43   $   15.52   $   15.98
                                       =========     =========     =========   =========   =========
Total return(1)                            10.97%        20.38%        20.68%       8.78%      18.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                           $307,130      $318,847      $308,524    $309,678    $361,526
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.20%(5)      1.17%(4)      1.17%       1.21%       1.21%
  Net investment income                     1.75%         1.51%         1.68%       1.78%       2.67%
Portfolio turnover                            69%          144%          355%        275%        184%

                                                                  CLASS B
                                       -------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------
                                            1999          1998          1997        1996        1995
Net asset value, beginning of period      $16.87     $   15.30     $   15.43   $   15.89   $   14.79
INCOME FROM INVESTMENT OPERATIONS(3)
  Net investment income (loss)              0.18          0.12          0.18        0.19        0.30(2)
  Net realized and unrealized gain
    (loss)                                  1.50          2.78          2.77        1.09        2.22
                                       ---------     ---------     ---------   ---------   ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                          1.68          2.90          2.95        1.28        2.52
                                       ---------     ---------     ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.24)        (0.12)        (0.18)      (0.16)      (0.43)
  Dividends from net realized gains        (0.95)        (1.21)        (2.90)      (1.58)      (0.99)
                                       ---------     ---------     ---------   ---------   ---------
      TOTAL DISTRIBUTIONS                  (1.19)        (1.33)        (3.08)      (1.74)      (1.42)
                                       ---------     ---------     ---------   ---------   ---------
Change in net asset value                   0.49          1.57         (0.13)      (0.46)       1.10
                                       ---------     ---------     ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD            $17.36     $   16.87     $   15.30   $   15.43   $   15.89
                                       =========     =========     =========   =========   =========
  Total return(1)                          10.14%        19.53%        19.74%       7.95%      17.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                          $12,114       $11,673       $10,931      $9,594      $8,046
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.95%(5)      1.92%(4)      1.92%       1.96%       1.97%
  Net investment income                     1.01%         0.75%         0.92%       1.01%       1.88%
Portfolio turnover                            69%          144%          355%        275%        184%

(1)  Maximum sales load is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(4) For the year ended December 31, 1998, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would be 1.19% and 1.94% for Class A and Class B, respectively.

14
                       See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix-Oakhurst Strategic Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk by investing in stocks, bonds and money market instruments. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Directors.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. OPTIONS:

  The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

  The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

G. LOAN AGREEMENTS:

  The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

H. SECURITY LENDING:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 1999, the Fund had loaned securities with a market value of $22,167,373 and received collateral of $22,931,239 of which $1,644,000 is cash collateral.

I. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $12,242 for Class A shares and deferred sales charges of $20,655 for Class B shares for the year ended December 31, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 1999, $200,357 was retained by the Distributor, $640,715 was paid to unaffiliated participants and $48,221 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimums and waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1999 transfer agent fees were $439,900 of which PEPCO retained $189,399 which is net of the fees paid to State Street.

  At December 31, 1999, PHL and affiliates held 70 Class A shares and 11,597 Class B shares of the Fund with a combined value of $202,553.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended December 31, 1999, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $144,499,576 and $196,051,906,

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $67,541,148 and $51,022,367, respectively.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1999, the Fund increased undistributed net investment income and decreased accumulated net realized gain by $5,978.

TAX INFORMATION NOTICE (UNAUDITED)
LONG-TERM CAPITAL GAINS

  The Fund hereby designates $9,840,357 as a long-term capital gain dividend.

  For federal income tax purposes 10.11% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Strategic Allocation Fund, Inc. unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Board of Directors and Shareholders of Phoenix-Oakhurst Strategic Allocation Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Oakhurst Strategic Allocation Fund, Inc. (formerly Phoenix Strategic Allocation Fund, Inc.) (hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2000

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Phoenix-Oakhurst Strategic Allocation Fund, Inc. was held on October 27, 1999 to approve the following matter:

    1. Fix the number of trustees at twelve and elect such number as detailed below.

    2. Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending December 31, 1999.

    3. Approval of a change in the name of the Fund to Phoenix-Oakhurst Strategic Allocation Fund, Inc.

On the record date for this meeting, there were 18,100,054 shares outstanding and 58.04% of the shares outstanding and entitled to vote that were present by proxy.

NUMBER OF VOTES

                                             FOR      WITHHELD
                                          ----------  ---------
1. Election of Trustees
  Robert Chesek                           10,052,620   453,539
  E. Virgil Conway                        10,043,458   462,701
  Harry Dalzell-Payne                     10,041,805   464,354
  Francis E. Jeffries                     10,046,960   459,199
  Leroy Keith, Jr.                        10,056,376   449,783
  Philip R. McLoughlin                    10,057,551   448,608
  Everett L. Morris                       10,042,383   463,776
  James M. Oates                          10,049,385   456,774
  Calvin J. Pedersen                      10,058,549   447,610
  Herbert Roth, Jr.                       10,041,740   464,419
  Richard E. Segerson                     10,055,043   451,116
  Lowell P. Weicker, Jr.                  10,018,296   487,863

                                             FOR       AGAINST    ABSTAIN
                                          ----------  ---------  ---------
2. PricewaterhouseCoopers LLP              9,960,833     93,669    451,657

                                             FOR       AGAINST    ABSTAIN
                                          ----------  ---------  ---------
3. Approval of name change                 9,492,300    249,229    764,630

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
101 Munson Street
Greenfield, Massachusetts 01301

DIRECTORS
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Christopher J. Kelleher, Vice President
Michael Kearney, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary and Clerk

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION                               PRSRT STD
PO Box 2200                                                      U.S. Postage
Enfield CT 06083-2200                                              P A I D
                                                                Springfield, MA
                                                                 Permit No. 444
[Logo] PHOENIX
       INVESTMENT PARTNERS








                                                                 PXP 454 (2/00)